UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 21, 2007

Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600

(Commission File Number)	(I.R.S. Employer Identification No.)

550 West Texas Avenue, Suite 1300
Midland, Texas	79701

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 683-7443
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On August 21, 2007, Concho Resources Inc. (the “Company”) entered into indemnification agreements (the “Indemnification Agreements”) with each of Jack F. Harper and Ray M. Poage, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein in their entirety by this reference.
     These Indemnification Agreements are intended to permit indemnification to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. It is possible that the applicable law could change the degree to which indemnification is expressly permitted.
     The Indemnification Agreements cover expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement incurred as a result of the fact that such person, in his or her capacity as a director or officer, is made, threatened or reasonably expected to be made a party to any suit or proceeding. The Indemnification Agreements generally cover claims relating to the fact that the indemnified party is or was an officer, director, employee or agent of us or any of our subsidiaries, or is or was serving at our request in such a position for another entity. The Indemnification Agreements also obligate us to promptly advance all expenses incurred in connection with any claim. The indemnitee is, in turn, obligated to reimburse us for all amounts so advanced if it is later determined that the indemnitee is not entitled to indemnification. The indemnification provided under the Indemnification Agreements is not exclusive of any other indemnity rights; however, double payment to the indemnitee is prohibited

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 21, 2007, the Company entered into amended employment agreements with each of Timothy A. Leach, Steven L. Beal, David W. Copeland, Curt F. Kamradt and E. Joseph Wright. The purpose of the amendments is to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The amended employment agreements are attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7 and are incorporated herein in their entirety by this reference. The Company intends to enter into an amended employment agreement with David M. Thomas III in the form attached hereto as Exhibit 10.8, which is incorporated herein in its entirety by this reference. The purpose of this amendment is the same as the amendments set forth in Exhibits 10.3-10.7.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Indemnification Agreement, dated August 21, 2007, by and between Concho Resources Inc. and Jack F. Harper

10.2	Indemnification Agreement, dated August 21, 2007, by and between Concho Resources Inc. and Ray M. Poage

10.3	First Amendment to Employment Agreement, dated August 21, 2007, by and between Concho Resources Inc. and Timothy A. Leach

10.4	First Amendment to Employment Agreement, dated August 21, 2007, by and between Concho Resources Inc. and Steven L. Beal

10.5	First Amendment to Employment Agreement, dated August 21, 2007, by and between Concho Resources Inc. and David W. Copeland

10.6	First Amendment to Employment Agreement, dated August 21, 2007, by and between Concho Resources Inc. and Curt F. Kamradt

10.7	First Amendment to Employment Agreement, dated August 21, 2007, by and between Concho Resources Inc. and E. Joseph Wright

10.8	Form of First Amendment to Employment Agreement, to be entered into by and between Concho Resources Inc. and David M. Thomas III

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.
Date: August 24, 2007	By:	/s/ DAVID W. COPELAND
		Name:	David W. Copeland
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Indemnification Agreement, dated August 21, 2007, by and between Concho Resources Inc. and Jack F. Harper

10.2	Indemnification Agreement, dated August 21, 2007, by and between Concho Resources Inc. and Ray M. Poage

10.3	First Amendment to Employment Agreement, dated August 21, 2007, by and between Concho Resources Inc. and Timothy A. Leach

10.4	First Amendment to Employment Agreement, dated August 21, 2007, by and between Concho Resources Inc. and Steven L. Beal

10.5	First Amendment to Employment Agreement, dated August 21, 2007, by and between Concho Resources Inc. and David W. Copeland

10.6	First Amendment to Employment Agreement, dated August 21, 2007, by and between Concho Resources Inc. and Curt F. Kamradt

10.7	First Amendment to Employment Agreement, dated August 21, 2007, by and between Concho Resources Inc. and E. Joseph Wright

10.8	Form of First Amendment to Employment Agreement, to be entered into by and between Concho Resources Inc. and David M. Thomas III